GOLUB GROUP EQUITY FUND

Supplement to Prospectus and Statement of Additional Information dated May 31, 2018

Mr. John Dowling no longer serves as part of the portfolio management team of the Golub Group Equity Fund. All references to Mr. Dowling in the Prospectus and Statement of Additional Information are no longer applicable.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated May 31, 2018, which provide information that you should know before investing in the Fund and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at (866) 954-6682.

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Supplement dated June 26, 2018